[Logo] Industry Canada   Industrie Canada

Canada Business   Loi canadienne sur
Corporations Act  les societes par actions




I HEREBY CERTIFY THAT THE            JE CERTIFIE, PAR LES PRESENTES, QUE LE
ATTACHED IS A TRUE COPY OF THE       DOCUMENT CI-JOINT EST UNE COPIE
DOCUMENT MAINTAINED IN THE           EXACTE D'UN DOCUMENT CONTENU
RECORDS OF THE DIRECTOR.             DANS LES LIVRES TENUS PAR LE
                                     DIRECTEUR.






  [Signed]
Deputy Director - Director adjoint      Date  [Seal]
                                              Canada Business Corporations Act
                                              Mar 02 1999
                                              Loi Canadienns sur
                                              Les Societes par actions



Canada  [logo]

[Logo] Industry Canada  Industrie Canada



CERTIFICATE OF ARRANGEMENT                  CERTIFICAT D'ARRANGEMENT

Canada Business Corporations Act   Loi canadienne sur les societes par actions







PROMIS SYSTEMS CORPORATION LTD.                                       240838-4



-------------------------------------------------       ----------------------
Name of CBCA corporation(s) involved-                   Corporation number -
Denomination(s) de la (des) societe                     Numero de la societe
L.C.S.A concernied(s)

  I hereby certify that the arrangement set       Je certifie que l'arrangement
  out in the attached articles of                 mentionne dans les clauses
  arrangement, involving the above-referenced     d'arrangement annexees,
  corporation(s), has been effected under         concernant la (les)
  section 192 of the Canada Business              societe(s) susmentionnee(s),
  Corporations Act.                               a pris effet en vertu de
                                                  l'article 192 de la Loi
                                                  canadienne sur les societes
                                                  par actions.



                                                  March 2, 1999/le 2 mars 1999
          [Signed]
       Director - Directeur                      Date of Arrangement - Date de
                                                 l'arrangement



   Canada


[Logo] Consumer and            Consommation et
Corporate Affairs Canada       Affaires commerciales Canada
                                                                          FORM 14.1                  FORMULE 14.1
Canada Business                Loi regissant les societes          ARTICLES OF ARRANGEMENT       CLAUSES D'ARRANGEMENT
Corporations Act               par actions de regime federal           (SECTION 192)                 (ARTICLE 192)



---------------------------------------------------------------------------------------------------------------------------------
-Name of applicant corporation(s) - Denomination de la(des) requerante(s)           2 - Corporation No(s). -
                                                                                        No.(s) de la(des) societe(s)

 PROMIS SYSTEMS CORPORATION LTD.                                                        240838 - 4
---------------------------------------------------------------------------------------------------------------------------------
-Name of the corporation(s) the articles of which are amended, if applicable        4 - Corporation No(s). -
 Denomination de la (des) societe(s) dont les statuts sont modifies, le cas echeant     No.(s) de la(des) societe(s)

 PROMIS SYSTEMS CORPORATION LTD.                                                        240838 - 4
---------------------------------------------------------------------------------------------------------------------------------
-Name of the corporation(s) created by amalgamation. If applicable                  6 - Corporation No(s). -
 Denomination de la(des) societe(s) issue(s) de la (des) fusion(s), le cas echeant      No-(s) de la(des) societe(s)

 N/A                                                                                    N/A
---------------------------------------------------------------------------------------------------------------------------------
-Name of the dissolved corporation(s), if applicable                                8 - Corporation No(s). -
 Denomination de la(des) societe(s) dissoute(s), le cas echeant                         No.(s) de la(des)
                                                                                        societe(s)
 N/A                                                                                    N/A

---------------------------------------------------------------------------------------------------------------------------------
Name of other bodies corporate involved, if applicable                              10-Corporation No(s). or jurisdiction
Denomination des autres personnes morales en cause,                                    of incorporation-No.(s)de la(des)
le cas echeant                                                                         societe(s)/ou lol sous la regime
                                                                                       de laquelle elle est constituee
 PRI AUTOMATION, INC.                                                                  MASSACHUSETTS
---------------------------------------------------------------------------------------------------------------------------------
-in accordance with the order approving the arrangement                             Conformement aux termes de l'ordonnance
                                                                                    approuvant l'arrangement


 (a) the articles of the above-named corporation(s) are                     /X/  les statuts de la(des) societe(s) susmentionnee(s)
     amended in accordance with the attached plan of arrangement                 sont modifies en conformite avec le plan
                                                                                 d'arrangement ci-joint;

 (b) the following bodies corporate are amalgamated in accordance with      / /  les personnes morales suivantes sont fusionnees
     the attached plan of arrangement                                            conformement au plan d'arrangement ci-joint:



 (c) the above-named corporation(s) is(are) liquidated and dissolved        / /  la(les) societe(s) susmentionnees(s) est(sont)
     in accordance with the attached plan of arrangement                         liquidee(s) et dissoute(s) conformement au plan
                                                                                 d'arrangement ci-joint

 (d) the plan of arrangement attached hereto, involving the above-named     /x / le plan d'arrangement ci-joint portant sur
     body(ies), corporate is hereby effected                                     la(les) personne(s) morale(s) susmentionnee(a)
                                                                                 prend effet

-------------------------------------------------------------------------------
Date               Signature              Title - Titre

1999.03.02         /s/Ian Mckinnon        PRESIDENT AND CHIEF EXECUTIVE OFFICER
-------------------------------------------------------------------------------
                                          FOR DEPARTMENTAL USE ONLY- A L'USAGE
                                          DU MINISTERE SEULEMENT
                                          Field
                                              1999.03.02
                                          -------------------------------------

                               PLAN OF ARRANGEMENT
                                UNDER SECTION 192
                     OF THE CANADA BUSINESS CORPORATIONS ACT
             INVOLVING AND AFFECTING PROMIS SYSTEMS CORPORATION LTD.
                       AND THE HOLDERS OF ITS COMMON SHARES AND
                                     OPTIONS



                                    ARTICLE 1
                                 INTERPRETATION


         Section 1.1 DEFINITIONS. In this Plan of Arrangement unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         "ARRANGEMENT" means the arrangement under section 192 of the CBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments thereto made (i) in accordance with Section 2.1 of the Combination Agreement, (ii) in accordance with
         Section 6.1 hereof or (iii) at the direction of the Court in the Final Order;

         "ARRANGEMENT RESOLUTION" means the special resolution passed by the holders of the Promis Common Shares and at the Meeting;

         "AUTOMATIC REDEMPTION DATE" has the meaning provided in the Exchangeable Share Provisions;

         "AVERAGE CLOSING PRICE" means the average closing price (computed and rounded to the third decimal point) of shares of PRI Common Stock on NASDAQ during the 20 trading days ending on the third trading day prior to the Effective Date;

         "BUSINESS DAY" has the meaning provided in the Exchangeable Share Provisions;

         "CBCA " means the Canada Business Corporations Act;

         "CLASS X PREFERRED SHARE" means the one authorized Class X Preferred Share of Promis having the rights, privileges, restrictions and conditions set out in Appendix A annexed hereto;

         "COMBINATION AGREEMENT" means the agreement by and among PRI, Subco and Promis, dated as of November 24, 1998, as amended and restated from time to time, providing for, among other things, this Plan of Arrangement and the Arrangement;

         "COURT" means the Ontario Court of Justice (General Division);

         "DEPOSITARY" means Montreal Trust Company of Canada at its principal transfer office in Toronto, Ontario;

         "DIRECTOR" means the Director appointed under the CBCA;

         "DISSENT PROCEDURES" has the meaning set out in Section 3.1;

         "EFFECTIVE DATE" means the date shown on the certificate of arrangement issued by the Director under the CBCA giving effect to the Arrangement;

         "EFFECTIVE TIME" means 12:01 a.m. on the Effective Date;

         "EXCHANGE PUT RIGHT" has the meaning provided in Section 5.3;

         "EXCHANGE RATIO" means the ratio of exchange of Exchangeable Shares for Promis Common Shares, as determined under the Combination Agreement, being 0.1691 Exchangeable Shares for each Promis Common Share, subject to adjustment as provided therein and herein;

         "EXCHANGEABLE SHARE CONSIDERATION" has the meaning provided in the Exchangeable Share Provisions;

         "EXCHANGEABLE SHARE PRICE" has the meaning provided in the Exchangeable Share Provisions;

         "EXCHANGEABLE SHARE PROVISIONS" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares, which are set forth in Appendix A hereto;

         "EXCHANGEABLE SHARES" means the Exchangeable Shares in the capital of Promis provided for in this Plan of Arrangement;

         "FINAL ORDER" means the final order of the Court approving the Arrangement;

         "LIQUIDATION CALL PURCHASE PRICE" has the meaning provided in Section 5.1;

         "LIQUIDATION CALL RIGHT" has the meaning provided in Section 5.1;

         "LIQUIDATION DATE" has the meaning provided in the Exchangeable Share Provisions;

         "MEETING" means the special meeting of the shareholders of Promis to be held to consider this Plan of Arrangement;

         "NASDAQ" means The Nasdaq Stock Market, Inc.;

         "OPTIONS" means all options to purchase Promis Common Shares outstanding as at the Effective Date under Promis' Amended and Restated Stock Option Plan dated September 30, 1998 (the "Promis Option Plan") and under all private stock option agreements;

         "OPTIONHOLDERS" means holders of Options;

         "PRI" means PRI Automation, Inc., a corporation organized and existing under the laws of The Commonwealth of Massachusetts;

         "PRI COMMON STOCK" has the meaning provided in the Exchangeable Share Provisions;

         "PROMIS" means Promis Systems Corporation Ltd., a corporation existing under the CBCA;

         "PROMIS COMMON SHARES" means the common shares in the capital of Promis;

         "REDEMPTION CALL PURCHASE PRICE" has the meaning provided in Section
         5.2;

         "REDEMPTION CALL RIGHT" has the meaning provided in Section 5.2;

         "SUBCO" means 1325949 Ontario Inc., a corporation existing under the BUSINESS CORPORATIONS ACT (Ontario) and a wholly-owned subsidiary of PRI;

         "SUBSIDIARY" has the meaning provided in the Exchangeable Share Provisions;

         "TRANSFER AGENT" means the duly appointed transfer agent for the time being of the Exchangeable Shares, and if there is more than one such agent then the principal Canadian agent; and

         "VOTING AND EXCHANGE TRUST AGREEMENT" means the agreement so entitled between PRI, Subco, Promis and the Trustee named therein to be dated as of the Effective Date and provided for in the Combination Agreement, as amended from time to time.

         "WARRANTS" means the warrants to purchase 100,000 Promis Common Shares granted by the Company to LSI Logic Corporation pursuant to a warrant dated May 1, 1996; and

         "WARRANTHOLDERS" means holders of Warrants.

         Section 1.2 SECTIONS, HEADINGS AND APPENDIXES. The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section or an Appendix refers to the specified section of or Appendix to this Plan of Arrangement. The Appendixes are incorporated herein and are part hereof.

         Section 1.3 NUMBER, GENDER AND PERSONS. In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities of any kind.

         Section 1.4 DATE FOR ANY ACTION. In the event that any date on or by which any action is required or permitted to be taken hereunder is not a Business Day, such action shall be required or permitted to be taken on or by the next succeeding day which is a Business Day.

         Section 1.5 CURRENCY. Unless otherwise expressly stated herein, all references to currency and payments in cash or money in this Plan of Arrangement are to United States dollars.

         Section 1.6 STATUTORY REFERENCES. Any reference in this Plan of Arrangement to a statute includes such statute as amended, consolidated or re-enacted from time to time, all regulations made thereunder, all amendments to such regulations from time to time, and any statute or regulation which supersedes such statute or regulations.


                                    ARTICLE 2
                                   ARRANGEMENT

         Section 2.1 ARRANGEMENT. At the Effective Time on the Effective Date, the following reorganization of capital and other transactions shall occur and shall be deemed to occur in the following order without any further act or formality and shall become effective at, and be binding at and after, the Effective Time on (i) PRI and Subco; (ii) Promis; (iii) all holders of Promis Common Shares; (iv) all holders of Exchangeable Shares; and (v) all holders of Options and Warrants:

         (a) The Articles of Incorporation of Promis shall be amended to create and authorize an unlimited number of Exchangeable Shares and one Class X Preferred Share.

         (b) Promis shall issue to Subco one Class X Preferred Share in consideration for the payment by Subco to Promis of an amount equal to the fair market value, as determined by the board of directors of Promis, of one Promis Common Share. No certificate shall be issued in respect of the Class X Preferred Share.

         (c) Each Promis Common Share (other than Promis Common Shares held by holders who have exercised their rights of dissent in accordance with Section 3.1 hereof and who are ultimately entitled to be paid the fair value for such shares and other than Promis Common Shares held by PRI or any Subsidiary thereof) will be exchanged at the Exchange Ratio for a number of Exchangeable Shares, and each such holder thereof will receive a whole number of Exchangeable Shares resulting therefrom. In lieu of fractional Exchangeable Shares, each such holder who otherwise would be entitled to receive a fraction of an Exchangeable Share on the exchange shall be paid by Promis an amount determined as set forth in Section 4.3.

         (d) Upon the exchange referred to in subsection (c) above, each such holder of a Promis Common Share shall cease to be such a holder, shall have his name removed from the register of holders of Promis Common Shares and shall become a holder of the number of fully paid Exchangeable Shares to which he is entitled as a result of the exchange referred to in subsection
                  (c), and such holder's name shall be added to the register of holders of Exchangeable Shares accordingly.

         (e) The aggregate stated capital of the Exchangeable Shares will be equal to the aggregate stated capital immediately prior to the Effective Date of the Promis Common Shares which are exchanged pursuant to such subsection 2.1(c) above, thereby excluding the stated capital attributable to the fractional shares for which payment is made as contemplated in subsection
                  (c) above.

         (f) The Articles of Incorporation of Promis shall be amended to reduce the number of authorized Promis Common Shares to one and the rights, privileges, restrictions and conditions attaching to the Promis Common Share shall be changed and restated as set forth in Appendix A.

         (g) The one outstanding Class X Preferred Share will be exchanged for one fully-paid and non-assessable Promis Common Share and the holder thereof shall cease to be a holder of the Class X Preferred Share, shall have its name removed from the register of holders of the Class X Preferred Share and shall become a holder of the Promis Common Share to which it is entitled as a result of the exchange referred to in this subsection (g), and such holder's name shall be added to the register as holder of the Promis Common Share accordingly.

         (h) The stated capital of the one Promis Common Share shall be equal to the stated capital of the one Class X Preferred Share immediately prior to the exchange contemplated in subsection
                  (g).

         (i) The Articles of Incorporation of Promis shall be amended to delete the Class X Preferred Share and the authorized but unissued Class of Preferred Shares in the capital of Promis from the authorized share capital so that, after giving effect to the foregoing provisions of this section 2.1, the authorized capital of Promis shall consist of an unlimited number of Exchangeable Shares having the rights, privileges, restrictions and conditions set forth in Appendix A hereto and one Common Share having the rights, privileges, restrictions and conditions set forth in Appendix A hereto.

         (j) Each of the then outstanding Options and Warrants will, without any further action on the part of any Optionholder or Warrantholder, be converted into an option or warrant, as the case may be, to purchase the number of shares of PRI Common Stock equal to the number determined by multiplying the number of Promis Common Shares subject to such Option or Warrant at the Effective Time by the Exchange Ratio, at an exercise price per share of PRI Common Stock equal to the exercise price per share of such Option or Warrant immediately prior to the Effective Time divided by the Exchange Ratio and converted from Canadian dollars to U.S. dollars at the noon spot exchange rate announced by the Bank of Canada on the third Business Day immediately preceding the Effective Date. If the foregoing calculation results in an exchanged Option or Warrant being exercisable for a fraction of a share of PRI Common Stock, then the number of shares of PRI Common Stock subject to such Option or Warrant will be rounded down to the nearest whole number of shares, and the exercise price per whole share of PRI Common Stock will be as determined above. The Promis Options or Warrants as so converted will (without further action on the part of the Optionholders or Warrants as the case may be) be further modified as necessary to effect such conversion; provided, however, the term, exercisability, vesting schedule, and all other terms and conditions of the Options or Warrants will otherwise be unchanged by the provisions of this paragraph (j) and shall operate in accordance with their terms. The obligations of Promis under the Promis Options or Warrants as so converted shall be assumed by PRI and PRI shall be substituted for Promis as the sponsor of the Promis Option Plan.

         (k) All rights outstanding under the Shareholders Rights Plan Agreement between Promis and Montreal Trust Company of Canada dated as of January 27, 1997 (the "Rights Plan") immediately prior to the Effective Date shall, at the Effective Time, be redeemed and cancelled, all on the terms and with the effects and results contained in the Rights Plan, and the Rights Plan shall be terminated.


                                    ARTICLE 3
                                RIGHTS OF DISSENT

         Section 3.1 RIGHTS OF DISSENT. Holders of Promis Common Shares may exercise rights of dissent with respect to such shares pursuant to and in the manner set forth in section 190 of the CBCA and this Section 3.1 (the "Dissent Procedures") in connection with the Arrangement, provided that, notwithstanding subsection 190(5) of the CBCA, the written objection to the Arrangement Resolution referred to in subsection 190(5) of the CBCA must be received by Promis not later than 5:00 p.m. (Toronto time) on the Business Day preceding the Meeting. Holders of Promis Common Shares who duly exercise such rights of dissent and who:

         (a) are ultimately entitled to be paid fair value for their Promis Common Shares shall be deemed to have transferred such Promis Common Shares to Promis for cancellation on the Effective Date at the Effective Time; or

         (b) are ultimately not entitled, for any reason, to be paid the fair value for their Promis Common Shares shall be deemed to have participated in the Arrangement on the same basis as any non dissenting holder of Promis Common Shares, but in no case shall Promis or any other person be required to recognize such holders as holders of Promis Common Shares on and after the Effective Time, and the names of such persons shall be deleted from the registers of holders of Promis Common Shares as at the Effective Time.


                                    ARTICLE 4
                       CERTIFICATES AND FRACTIONAL SHARES

         Section 4.1 ISSUANCE OF CERTIFICATES REPRESENTING EXCHANGEABLE SHARES. At or promptly after the Effective Time, Promis shall deposit with the Depositary, for the benefit of the holders of Promis Common Shares exchanged pursuant to subsection 2.1(c), certificates representing the Exchangeable Shares issued pursuant to subsection 2.1(c) upon the exchange. Upon surrender to the Depositary of a certificate which immediately prior to the Effective Time represented outstanding Promis Common Shares together with such other documents and instruments as would have been required to effect the transfer of the shares formerly represented by such certificate under the CBCA and the by-laws of Promis and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder, a certificate representing that number (rounded down to the nearest whole number) of Exchangeable Shares which such holder has the right to receive (together with any dividends or distributions with respect thereto pursuant to

Section 4.2 and any cash in lieu of fractional Exchangeable Shares pursuant to
Section 4.3), and the certificate so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of Promis Common Shares which is not registered in the transfer records of Promis, a certificate representing the proper number of Exchangeable Shares may be issued to a transferee if the certificate representing such Promis Common Shares is presented to the Depositary, accompanied by all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.1, each certificate which immediately prior to the Effective Time represented outstanding Promis Common Shares, shall be deemed at any time after the Effective Time, but subject to Section 4.5, to represent only the right to receive upon such surrender (a) the certificate representing Exchangeable Shares as contemplated by this Section 4.1, (b) a cash payment in lieu of any fractional Exchangeable Shares as contemplated by Section 4.3 and (c) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to Exchangeable Shares as contemplated by Section 4.2.

         Section 4.2 DISTRIBUTIONS WITH RESPECT TO UNSURRENDERED CERTIFICATES. No dividends or other distributions declared or made after the Effective Time with respect to Exchangeable Shares with a record date after the Effective Time shall be paid to the holder of any formerly outstanding Promis Common Shares which were exchanged pursuant to Section 2.1, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 4.3, unless and until the certificate representing such shares shall be surrendered in accordance with Section 4.1. Subject to applicable law and to Section 4.5, at the time of such surrender of any such certificate (or, in the case of clause
(c) below, at the appropriate payment date), there shall be paid to the holder of the Exchangeable Shares resulting from exchange, in all cases without interest, (a) the amount of any cash payable in lieu of a fractional Exchangeable Share to which such holder is entitled pursuant to Section 4.3, (b) the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such Exchangeable Shares, and
(c) the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such Exchangeable Shares.

         Section 4.3 NO FRACTIONAL SHARES. No certificates or scrip representing fractional Exchangeable Shares shall be issued upon the surrender for exchange of certificates pursuant to Section 4.1, and such fractional interests shall not entitle the owner thereof to vote or to possess or exercise any rights as a security holder of Promis. In lieu of any such fractional interests, each person entitled thereto will receive an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (a) such fractional interest, multiplied by (b) the Average Closing Price, such amount to be provided to the Depositary by Promis upon request.

         Section 4.4 LOST CERTIFICATES. If any certificate which immediately prior to the Effective Time represented outstanding Promis Common Shares which were exchanged pursuant to Section 2.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, certificates representing Exchangeable Shares (and any dividends or distributions with respect thereto and any cash pursuant to Section 4.3) deliverable in respect thereof as determined in accordance with Section 2.1. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom certificates representing Exchangeable Shares are to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to Promis, PRI, Subco and the Transfer Agent, as the case may be, in such sum as Promis may direct, or otherwise indemnify Promis, PRI, Subco and the Transfer Agent in a manner satisfactory to Promis, PRI, Subco and the Transfer Agent against any claim that may be made against Promis, PRI, Subco or the Transfer Agent with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 4.5 EXTINGUISHMENT OF RIGHTS. Any certificate which immediately prior to the Effective Time represented outstanding Promis Common Shares which were exchanged pursuant to Section 2.1 and has not been deposited, with all other instruments required by Section 4.1, on or prior to the tenth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of Promis. On such date, the Exchangeable Shares to which the former registered holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered to Promis, together with all entitlements to dividends, distributions and interest thereon held for such former registered holder, for no consideration and shall thereupon be cancelled and the name of the former registered holder shall be removed from the register of holders of such shares.

         Section 4.6 WITHHOLDING RIGHTS. Promis, Subco and the Depositary shall be entitled to deduct and withhold from any dividend or consideration otherwise payable to any holder of Promis Common Shares or Exchangeable Shares such amounts as Promis, Subco or the Depositary is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a holder exceeds the cash portion of the consideration otherwise payable to the holder, Promis, Subco and the Depositary are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Promis, Subco or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and Promis, Subco or the Depositary shall notify the holder thereof and remit any unapplied balance of the net proceeds of such sale.


                                    ARTICLE 5
                        CERTAIN RIGHTS AND OBLIGATIONS OF
                      SUBCO TO ACQUIRE EXCHANGEABLE SHARES

         Section 5.1  SUBCO LIQUIDATION CALL RIGHT.

         (a) Subco shall have the overriding right (the "LIQUIDATION CALL RIGHT"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of Promis as referred to in Article 5 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than PRI and any Subsidiary thereof) of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by such holders on payment by Subco to each holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "LIQUIDATION CALL PURCHASE PRICE"). In the event of the exercise of the Liquidation Call Right by Subco, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Subco on the Liquidation Date on payment by Subco to the holder of the Liquidation Call Purchase Price for each such share.

         (b) To exercise the Liquidation Call Right, Subco must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and Promis of Subco's intention to exercise such right at least 55 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of Promis and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of Promis. Subco shall also notify the Transfer Agent accordingly if it does not intend to exercise the Liquidation Call Right. The Transfer Agent will notify the holders of Exchangeable Shares as to whether or not Subco has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by Subco. If Subco exercises the Liquidation Call Right, on the Liquidation Date Subco will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, Subco shall deposit with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Liquidation Date the right of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by Subco without interest upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the PRI Common Stock delivered to it. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and the by-laws of Promis and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Subco shall deliver to such holder, the Exchangeable Share Consideration to which the holder is entitled. If Subco does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by Promis in connection with the liquidation, dissolution or winding-up of Promis pursuant to
                  Article 5 of the Exchangeable Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

         Section 5.2  SUBCO REDEMPTION CALL RIGHT.

         (a) Subco shall have the overriding right (the "REDEMPTION CALL RIGHT"), notwithstanding the proposed redemption of the Exchangeable Shares by Promis pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from all but not less than all of the holders (other than PRI or any Subsidiary thereof) of Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by Subco to the holder of the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "REDEMPTION CALL PURCHASE PRICE"). In the event of the exercise of the Redemption Call Right by Subco, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to Subco on the Automatic Redemption Date on payment by Subco to the holder of the Redemption Call Purchase Price for each such share.

         (b) To exercise the Redemption Call Right, Subco must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and Promis of Subco's intention to exercise such right not later than the date by which Promis is required to give notice of the Automatic Redemption Date. If Subco exercises the Redemption Call Right, on the Automatic Redemption Date Subco will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, Subco shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by Subco upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the PRI Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the CBCA and the by-laws of Promis and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of Subco shall deliver to such holder, the Exchangeable Share Consideration to which the holder is entitled. If Subco does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by Promis in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

         Section 5.3 EXCHANGE PUT RIGHT. Upon and subject to the terms and conditions contained in the Exchangeable Share Provisions and the Voting and Exchange Trust Agreement:

         (a) a holder of Exchangeable Shares shall have the right (the "EXCHANGE PUT RIGHT") at any time to require Subco to purchase all or any part of the Exchangeable Shares of the holder; and

         (b) upon the exercise by the holder of the Exchange Put Right, the holder shall be required to sell to Subco, and Subco shall be required to purchase from the holder, no later than the time or times prescribed therefor herein or in the Exchangeable Share Provisions or the Voting and Exchange Trust Agreement, that number of Exchangeable Shares in respect of which the Exchange Put Right is exercised, in consideration of the payment by Subco of the Exchangeable Share Price applicable thereto and delivery by or on behalf of Subco of the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price.


                                    ARTICLE 6
                                    AMENDMENT

         Section 6.1 PLAN OF ARRANGEMENT AMENDMENT. Promis reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time provided that any such amendment, modification or supplement must be contained in a written document that is (a) agreed to by Subco and PRI, (b) filed with the Court and, if made following the Meeting, approved by the Court and (c) communicated to holders of Promis Common Shares in the manner required by the Court (if so required).

         Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Promis at any time prior to or at the Meeting (provided that PRI and Subco shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Court's interim order), shall become part of this Plan of Arrangement for all purposes.

         Any amendment, modification or supplement to this Plan of Arrangement which is approved by the Court following the Meeting shall be effective only (a) if it is consented to by Promis, (b) if it is consented to by PRI and Subco and
(c) if required by the Court or applicable law, it is consented to by the holders of the Promis Common Shares or the Exchangeable Shares as the case may be.

                             APPENDIX A TO THE PLAN
                            OF ARRANGEMENT OF PROMIS


PROVISIONS ATTACHING TO THE CLASS X PREFERRED SHARE

         The Class X Preferred Share in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

DIVIDENDS

         Subject to the prior rights of the holders of any shares ranking senior to the Class X Preferred Share with respect to priority in the payment of dividends, the holder of Class X Preferred Share shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the board of directors of the Corporation as cumulative dividends in the amount of $1.00 per share per annum payable annually on December 31 in each year in arrears. Such dividends shall accrue from the date of issue to and including the date to which the computation of dividends is to be made. A cheque for the amount of the dividend less any required deduction shall be mailed by first class mail to the address of the registered holder thereof. Notwithstanding the foregoing, no dividend shall be payable if the Class X Share is cancelled on the same day it is issued.

DISSOLUTION

         In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, subject to the prior rights of the holders of any shares ranking senior to the Class X Preferred Share with respect to priority in the distribution of assets upon liquidation, dissolution or winding-up, the holder of the Class X Preferred Share shall be entitled to receive an amount equal to the stated capital in respect of the Class X Preferred Share and dividends remaining unpaid, including all cumulative dividends, whether or not declared. After payment to the holder of the Class X Preferred Share of such amounts, such holder shall not be entitled to share in any further distribution of the assets of the Corporation.

VOTING RIGHTS

         Except where specifically provided by the Act, the holder of the Class X Preferred Share shall not be entitled to receive notice of or to attend meetings of the shareholders of the Corporation and shall not be entitled to vote at any meeting of shareholders of the Corporation.

PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

         The Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:


                                    ARTICLE 1
                                 INTERPRETATION

         For the purposes of these rights, privileges, restrictions and conditions:

         1.1 "ACT" means the CANADA BUSINESS CORPORATIONS ACT, as amended, consolidated or reenacted from time to time.

                                       A2


         "AGGREGATE EQUIVALENT VOTE AMOUNT" means, with respect to any matter, proposition or question on which holders of PRI Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of Exchangeable Shares then issued and outstanding and held by holders other than PRI and its Subsidiaries multiplied by (ii) the number of votes to which a holder of one share of PRI Common Stock is entitled with respect to such matter, proposition or question.

         "AUTOMATIC REDEMPTION DATE" means the date for the automatic redemption by the Corporation of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be the first to occur of (a) the seventh anniversary of the Effective Date of the Arrangement, (b) the date selected by the Promis Board of Directors at a time when less than 15% of the Exchangeable Shares issuable on the Effective Date (other than Exchangeable Shares held by PRI and its Subsidiaries and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issuance or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into or carrying rights to acquire Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction involving or affecting the Exchangeable Shares) are outstanding, (c) the Business Day prior to the record date for any meeting or vote of the shareholders of the Corporation to consider any matter on which the holders of Exchangeable Shares would be entitled to vote as shareholders of the Corporation, but excluding any meeting or vote as described in clause (d) below or (d) the Business Day following the day on which the holders of Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, if and to the extent such action is required, to approve or disapprove, as applicable, any change to, or in the rights of the holders of, Exchangeable Shares, if the approval or disapproval, as applicable, of such change would be required to maintain the economic and legal equivalence of the Exchangeable Shares and the PRI Common Stock, or (e) a PRI Control Transaction or a Promis Control Transaction occurs, in which case, provided the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable in the circumstances of such PRI Control Transaction or Promis Control Transaction to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such PRI Control Transaction or Promis Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such PRI Control Transaction or Promis Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such date prior to the seventh anniversary of the Effective Date of the Arrangement as they may determine, upon such number of days' prior written notice to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances.

         "BOARD OF DIRECTORS" means the Board of Directors of the Corporation and any committee thereof acting within its authority.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day when banks are not open for business in one or more Toronto, Ontario and Boston, Massachusetts.

         "CANADIAN DOLLAR EQUIVALENT" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying:

         (a)      the Foreign Currency Amount by,

         (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

         "CLASS X PREFERRED SHARE" means the Class X Preferred Share in the capital of the Corporation.

         "COMMON SHARES" means the common shares in the capital of the Corporation.

                                       A3

         "CORPORATION" means Promis Systems Corporation Ltd., a corporation under the laws of Canada and includes any successor corporation.

         "CURRENT MARKET PRICE" means, in respect of a share of PRI Common Stock on any date, the average of the closing prices of PRI Common Stock during the period of 20 consecutive trading days ending not more than five trading days before such date on NASDAQ, or, if PRI Common Stock is not then traded on NASDAQ, on such other principal U.S. Stock exchange or automated quotation system on which the PRI Common Stock is listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if in the opinion of the Board of Directors the public distribution or trading activity of PRI Common Stock during such period does not create a market which reflects the fair market value of a share of PRI Common Stock, then the Current Market Price of a share of PRI Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

         "EXCHANGE PUT DATE" has the meaning provided in Section 8.2.

         "EXCHANGE PUT RIGHT" has the meaning provided in Section 8.1(a).

         "EXCHANGEABLE SHARE CONSIDERATION" means, for any acquisition of or redemption of or distribution of assets of the Corporation in respect of or purchase pursuant to the Exchange Put Right of Exchangeable Shares pursuant to these share provisions, the Plan of Arrangement, the Support Agreement or the Voting and Exchange Trust Agreement:

         (a) certificates representing the aggregate number of shares of PRI Common Stock deliverable in connection with such action;

         (b) a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared and unpaid and undeclared but payable cash dividends deliverable in connection with such action; and

         (c) such stock or property constituting any declared and unpaid non-cash dividends deliverable in connection with such action;

provided that (i) that part of the consideration which is the Current Market Price of a share of PRI Common Stock shall be fully paid and satisfied by the delivery of one share of PRI Common Stock, (ii) that part of the consideration which represents non-cash dividends remaining unpaid shall be fully paid and satisfied by delivery of such non-cash items, (iii) any such stock shall be duly issued as fully paid and non-assessable and any such property shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest and (iv) such consideration shall be paid less any tax required to be deducted or withheld therefrom and without interest.

         "EXCHANGEABLE SHARE PRICE" means, for each Exchangeable Share, an amount equal to the aggregate of:

         (a)      the Current Market Price of a share of PRI Common Stock; plus

         (b) an additional amount equal to the full amount of all cash dividends declared and unpaid on such Exchangeable Share; plus

         (c) an additional amount equal to all dividends declared on PRI Common Stock which have not been declared on Exchangeable Shares in accordance herewith; plus

         (d) an additional amount representing non-cash dividends declared and unpaid on such Exchangeable Share.

                                       A4

         "EXCHANGEABLE SHARES" means the Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

         "LIQUIDATION AMOUNT" has the meaning provided in Section 5.1.

         "LIQUIDATION CALL RIGHT" has the meaning provided in the Plan of Arrangement.

         "LIQUIDATION DATE" has the meaning provided in Section 5.1.

         "NASDAQ" means The Nasdaq Stock Market, Inc.

         "PRI" means PRI Automation, Inc., a corporation organized and existing under the laws of the Commonwealth of Massachusetts and includes any successor corporation.

         "PRI COMMON STOCK" means the shares of common stock of PRI, with a par value of U.S. $0.01 per share, having voting rights of one vote per share, and any other securities resulting from the application of section 2.7 of the Support Agreement.

         "PRI CONTROL TRANSACTION" means any merger, amalgamation, tender offer, material sale or capital distribution of shares or assets or rights or interests therein or any similar transaction involving PRI, or any proposal to do so.

         "PRI DIVIDEND DECLARATION DATE" means the date on which the board of directors of PRI declares any dividend on the PRI Common Stock.

         "PRI SPECIAL SHARE" means the one share of Special Voting Stock of PRI with a par value of U.S. $0.01 and having voting rights at meetings of holders of PRI Common Stock equal to the Aggregate Equivalent Voting Amount.

         "PLAN OF ARRANGEMENT" means the plan of arrangement involving and affecting the Corporation and the holders of its Common Shares, options and shareholder rights under section 192 of the Act, to which plan of arrangement these share provisions are an appendix.

         "PROMIS CONTROL TRANSACTION" means any sale of a majority of the outstanding voting shares of the Corporation by Subco, PRI or any affiliate of PRI to an arm's length third party, or any proposal to do so.

         "PURCHASE PRICE" has the meaning provided in Section 6.3.

         "REDEMPTION CALL PURCHASE PRICE" has the meaning provided in the Plan of Arrangement.

         "REDEMPTION CALL RIGHT" has the meaning provided in the Plan of Arrangement.

         "REDEMPTION PRICE" has the meaning provided in Section 7.1.

         "RETRACTED SHARES" has the meaning provided in subsection 6.1(i).

         "RETRACTION CALL RIGHT" has the meaning provided in subsection
6.1(iii).

         "RETRACTION DATE" has the meaning provided in subsection 6.1(ii).

         "RETRACTION PRICE" has the meaning provided in Section 6.1.

         "RETRACTION REQUEST" has the meaning provided in Section 6.1.

         "SUBCO CALL NOTICE" has the meaning provided in Section 6.3.

                                       A5

         "SUBSIDIARY", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

         "SUPPORT AGREEMENT" means the Support Agreement between PRI, Subco and the Corporation made as of [EFFECTIVE DATE], 1999.

         "TRANSFER AGENT" means the duly appointed transfer agent for the time being of the Exchangeable Shares, and if there is more than one such agent then the principal Canadian agent.

         "TRUSTEE" means the Trustee appointed under the Voting and Exchange Trust Agreement, and any successor trustee.

         "VOTING AND EXCHANGE TRUST AGREEMENT" means the Voting and Exchange Trust Agreement between the Corporation, PRI, Subco and the Trustee made as of [EFFECTIVE DATE], 1999.


                                    ARTICLE 2
                         RANKING OF EXCHANGEABLE SHARES

         2.1 The Exchangeable Shares shall rank junior to the Class X Preferred Share, and shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.


                                    ARTICLE 3

         3.1 A holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each PRI Dividend Declaration Date, declare a dividend on each Exchangeable Share (a) in the case of a cash dividend declared on the PRI Common Stock, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the PRI Dividend Declaration Date, in each case, corresponding to the cash dividend declared on each share of PRI Common Stock or (b) in the case of a stock dividend declared on the PRI Common Stock to be paid in PRI Common Stock, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of PRI Common Stock to be paid on each share of PRI Common Stock or (c) in the case of a dividend declared on the PRI Common Stock in property other than cash or PRI Common Stock, in such type and amount of property for each Exchangeable Share as is the same as the type and amount of property declared as a dividend on each share of PRI Common Stock. Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation.

         3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by subsection 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share (less any tax required to be deducted and withheld from such dividends paid or credited by the Corporation) shall satisfy the cash dividends represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by subsection 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. In all cases any such dividends shall be subject to any reduction or adjustment for tax required to be deducted and withheld

                                       A6

from such dividends paid or credited by the Corporation. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend which is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or which otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

         3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the PRI Common Stock.

         3.4 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends which remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

         3.5 Except as provided in this Article 3, the holders of Exchangeable Shares shall not be entitled to receive dividends in respect thereof.


                                    ARTICLE 4
                              CERTAIN RESTRICTIONS

         4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Article 10 of these share provisions:

         (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in any such other shares ranking junior to the Exchangeable Shares;

         (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

         (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect of the payment of dividends or on any liquidation distribution.

The restrictions in subsections 4.1(a), 4.1(b), and 4.1(c) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared with a record date on or following the effective date of the Plan of Arrangement on the PRI Common Stock shall have been declared on the Exchangeable Shares and paid in full.


                                    ARTICLE 5
                           DISTRIBUTION ON LIQUIDATION


         5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the "LIQUIDATION DATE"), before any distribution of any part of the assets of the Corporation to the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "LIQUIDATION AMOUNT"). In connection with payment of the Liquidation

                                       A7

Amount, the Corporation shall be entitled to liquidate some of the PRI Common Stock which would otherwise be deliverable to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

         5.2 On or promptly after the Liquidation Date, and subject to the exercise by Subco of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, on behalf of the Corporation of the Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the PRI Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

         5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.


                                    ARTICLE 6
                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

         6.1 A holder of Exchangeable Shares shall be entitled at any time subject to the exercise by Subco of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "RETRACTION PRICE"). In connection with payment of the Retraction Price, the Corporation shall be entitled to liquidate some of the PRI Common Stock that would otherwise be deliverable to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such

                                       A8

additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "RETRACTION REQUEST") in the form of Schedule A hereto or in such other form as may be acceptable to the Corporation:

         (i) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "RETRACTED SHARES") redeemed by the Corporation;

         (ii) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "RETRACTION DATE"), provided that the Retraction Date shall be not less than five Business Days nor more than 10 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

         (iii) acknowledging the overriding right (the "RETRACTION CALL RIGHT") of Subco to purchase all but not less than all of the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Retraction Call Right on the terms and conditions set out in
                  Section 6.3 below.

         6.2 Subject to the exercise by Subco of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in
Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares in accordance with Section 6.4 hereof. If only a part of the Exchangeable Shares represented by any certificate are redeemed or purchased by Subco pursuant to the Retraction Call right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

         6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Subco and PRI thereof. In order to exercise the Retraction Call Right, Subco must notify the Corporation in writing of its determination to do so (the "SUBCO CALL NOTICE") within two Business Days of such notification. If Subco does not so notify the Corporation within two Business Days, the Corporation will notify the holder as soon as possible thereafter that Subco will not exercise the Retraction Call Right. If Subco delivers the Subco Call Notice within such two Business Days, and provided that the Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Subco in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and Subco shall purchase from such holder and such holder shall sell to Subco on the Retraction Date the Retracted Shares for a purchase price (the "PURCHASE PRICE") per share equal to the Retraction Price per share. For the purposes of completing a purchase pursuant to the Retraction Call Right, Subco shall deposit with the Transfer Agent, on or before the Retraction Date the Exchangeable Share Consideration representing the total Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that Subco does not deliver a Subco Call Notice within two Business Days or otherwise comply with these Exchangeable Share provisions in respect thereto, and provided that Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

                                       A9

         6.4 The Corporation or Subco, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, except as to any cheque included therein which is not paid on due presentation.

         6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Subco shall thereafter be considered and deemed for all purposes to be a holder of the PRI Common Stock delivered to it. Notwithstanding the foregoing, until payment of such Exchangeable Share Consideration to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

         6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Subco shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in section 6.7, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 of these share provisions as a result of liquidity or solvency requirements or applicable law shall be deemed by giving the Retraction Request to require Subco to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Subco to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and Subco shall make such purchase.

         6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Subco shall be deemed to have been revoked.

                                       A10

                                    ARTICLE 7
              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

         7.1 Subject to applicable law, and if Subco does not exercise the Redemption Call Right, the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "REDEMPTION PRICE"). In connection with payment of the Redemption Price, the Corporation shall be entitled to liquidate some of the PRI Common Stock which would otherwise be deliverable to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

         7.2 In any case of a redemption of Exchangeable Shares under this
Article 7, the Corporation, or the Transfer Agent on behalf of the Corporation, shall, at least 45 days before the relevant Automatic Redemption Date or such number of days as the Board of Directors may determine to be reasonably practicable under the circumstances in respect of a possible Automatic Redemption Date arising in connection with a PRI Control Transaction, a Promis Control Transaction, or a matter described in paragraphs (c) or (d) of the definition of Automatic Redemption Date in Article 1.1, the Corporation shall send to each holder of Exchangeable Shares a notice in writing of the redemption or possible redemption by the Corporation or the purchase by Subco under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Automatic Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

         7.3 On or after the Automatic Redemption Date and subject to the exercise by Subco of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation of the Exchangeable Share Consideration representing the total Redemption Price. On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the Exchangeable Shares Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice, Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price for

                                       A11

such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the PRI Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration is made, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.


                                    ARTICLE 8
                               EXCHANGE PUT RIGHT

         8.1 Upon and subject to the terms and conditions contained in the Exchangeable Share Provisions and the Voting and Exchange Trust Agreement:

         (a) a holder of Exchangeable Shares shall have the right (the "Exchange Put Right") at any time to require Subco to purchase all or any part of the Exchangeable Shares of the holder; and

         (b) upon the exercise by the holder of the Exchange Put Right and provided that, at the time of purchase, the Exchangeable Shares are listed on a recognized Canadian stock exchange, the holder shall be required to sell to Subco, and Subco shall be required to purchase from the holder, that number of Exchangeable Shares in respect of which the Exchange Put Right is exercised, in consideration of the payment by Subco of the Exchangeable Share Price applicable thereto (which shall be the Exchangeable Share Price applicable on the last Business Day prior to receipt of notice required under section 8.2) and delivery by or on behalf of Subco of the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price.

         8.2      The Exchange Put Right provided in section 8.1 hereof and in
Article 5 of the Voting and Exchange Trust Agreement may be exercised at any time by notice in writing given by the holder to and received by the Trustee (the date of such receipt, the "Exchange Put Date") accompanied by presentation and surrender of the certificates representing such Exchangeable Shares, together with such documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Trustee may reasonably require, at the principal transfer office in Toronto, Ontario of the Trustee, or at such other office or offices of the Trustee or of other persons designated by the Trustee for that purpose as may from time to time be maintained by the Trustee for that purpose. Such notice may be (i) in the form of the panel, if any, on the certificates representing Exchangeable Shares, (ii) in the form of the notice and election contained in any letter of transmittal distributed or made available by the Corporation for that purpose, or (iii) in other form satisfactory to the Trustee (or such other persons aforesaid), shall stipulate the number of Exchangeable Shares in respect of which the right is exercised (which may not exceed the number of shares represented by certificates surrendered to the Trustee), shall be irrevocable unless the exchange is not completed in accordance herewith and with the Voting and Exchange Trust Agreement and shall constitute the holder's authorization to the Trustee (and such other persons aforesaid) to effect the exchange on behalf of the holder.

         8.3      The completion of the sale and purchase referred to in section
8.1 shall be required to occur, and Subco shall be required to take all actions on its part necessary to permit it to occur, not later than the close of business on the third Business Day following the Exchange Put Date.

         8.4      The surrender by the holder of Exchangeable Shares under
section 8.2 shall constitute the representation, warranty and covenant of the holder that the Exchangeable Shares so purchased are sold free and clear of any lien, encumbrance, security interest or adverse claim or interest.

         8.5 If a part only of the Exchangeable Shares represented by any certificate are to be sold and purchased pursuant to the exercise of the Exchange Put Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

                                       A12

         8.6 Upon receipt by the Trustee of the notice, certificates and other documents or instruments required by section 8.2, the Trustee shall deliver or cause to be delivered, on behalf of Subco and subject to receipt by the Trustee from Subco of the applicable Exchangeable Share Consideration, to the relevant holder at the address of the holder specified in the notice or by holding for pick-up by the holder at the registered office of the Corporation or at any office of the Trustee (or other persons aforesaid) maintained for that purpose, the Exchangeable Share Consideration representing the total applicable Exchangeable Share Price, within the time stipulated in section 8.3. Delivery by Subco to the Trustee of such Exchangeable Share Consideration shall be deemed to be payment of and shall satisfy and discharge all liability for the total applicable Exchangeable Share Price, except as to any cheque included therein which is not paid on due presentation.

         8.7 On and after the close of business on the Exchange Put Date, the holder of the Exchangeable Shares in respect of which the Exchange Put Right is exercised shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the total applicable Exchangeable Share Price, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the Exchangeable Share Consideration shall not be made, in which case the rights of such holder shall remain unaffected until such payment has been made. On and after the close of business on the Exchange Put Date provided that presentation and surrender of certificate and payment of the Exchangeable Share Consideration has been made in accordance with the foregoing provisions, the holder of the Exchangeable Shares so purchased by Subco shall thereafter be considered and deemed for all purposes to be a holder of the PRI Common Stock delivered to it. Notwithstanding the foregoing, until payment of the Exchangeable Share Consideration to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.


                                    ARTICLE 9
                                  VOTING RIGHTS

         9.1 Except as required by applicable law and the provisions hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.


                                   ARTICLE 10
                             AMENDMENT AND APPROVAL

         10.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but, except, as hereinafter provided, only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

         10.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 50% (or such higher percentage as may be required by law) of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy (excluding Exchangeable Shares beneficially owned by PRI or its Subsidiaries). If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such

                                       A13

adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 50% (or such higher percentage as may be required by law) of the votes cast on such resolution by persons represented in person or by proxy at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares. For the purposes of this section, any spoiled votes, illegible votes, defective votes and abstinences shall be deemed to be votes not cast.


                                   ARTICLE 11
             RECIPROCAL CHANGES, ETC. IN RESPECT OF PRI COMMON STOCK

         11.1 (a) Each holder of an Exchangeable Share acknowledges that the Support Agreement provides, in part, that PRI will not:

         (i) issue or distribute PRI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of PRI Common Stock) to the holders of all or substantially all of the then outstanding PRI Common Stock by way of stock dividend or other distribution; or

         (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding PRI Common Stock entitling them to subscribe for or to purchase shares of PRI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of PRI Common Stock); or

         (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of PRI Common Stock (A) shares or securities of PRI of any class other than PRI Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire PRI Common Stock), (B) rights, options or warrants other than those referred to in subsection 11.1(a)(ii) above, (C) evidences of indebtedness of PRI or (D) assets of PRI;

unless one or both of the Corporation and PRI is permitted under applicable law to issue and distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or assets and the items referred to in clauses (i), (ii) and (iii) above, as applicable, are issued or distributed simultaneously to holders of Exchangeable Shares.

         (b) Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that PRI will not:

         (i) subdivide, redivide or change the then outstanding shares of PRI Common Stock into a greater number of shares of PRI Common Stock; or

         (ii) reduce, combine or consolidate or change the then outstanding shares of PRI Common Stock into a lesser number of shares of PRI Common Stock; or

         (iii) reclassify or otherwise change the shares of PRI Common Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the shares of PRI Common Stock;

unless the Corporation is permitted under applicable law to simultaneously make the same or an economically equivalent change to, or in the rights of the holders of, the Exchangeable Shares and the same or an economically equivalent change is simultaneously made to, or in the rights of the holders of, the Exchangeable Shares.

                                       A14

         The Support Agreement further provides, in part, that, with the exception of certain ministerial amendments, the aforesaid provisions of the Support Agreement shall not be changed without the approval of PRI, Subco, the Corporation and the holders of the Exchangeable Shares given in accordance with
Article 10 of these share provisions.


                                   ARTICLE 12
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

         12.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by Subco and PRI with all provisions of the Support Agreement, the Voting and Exchange Trust Agreement and PRI's Restated Articles of Organization applicable to the Corporation, Subco and PRI, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

         12.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement, the Voting and Exchange Trust Agreement or PRI's Restated Articles of Organization without the approval of the holders of the Exchangeable Shares given in accordance with Article 10 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

         (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares;

         (b) making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

         (c) making such changes in or corrections to such agreement or certificate which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.


                                   ARTICLE 13
                                     LEGEND

         13.1 The certificate evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Plan of Arrangement relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and exchange provisions thereunder).

                                       A15

                                   ARTICLE 14
                                  MISCELLANEOUS

         14.1 ny notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall be deemed to have been given and received upon actual receipt thereof by the Corporation.

         14.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction, redemption or exchange of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be, and the method of any such presentation and surrender of certificates shall be at the sole risk of the holder.

         14.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be or intended to be taken by the Corporation.

         14.4 For greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

         14.5 All Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be cancelled.


                    PROVISIONS ATTACHING TO THE COMMON SHARE


         The common share ("Common Share") in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

DIVIDENDS

         Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Share, the holder of the Common Share shall be entitled to receive such dividends as may be declared by the Board of Directors out of property of the Corporation legally available therefor.

LIQUIDATION

         Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Share, the holder of the Common Share shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation of the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation.

                                       A16

VOTING

         The holder of the Common Share shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and the Common Share shall be entitled to one vote.

RESTRICTIONS

         So long as any of the Exchangeable Shares of the Corporation are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the Board of Directors and of the holder of the Common Share issue any further Exchangeable Shares of the Corporation, except as specifically required in accordance with the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares of the Corporation.

                                  SCHEDULE "A"

         Under the rights, privileges, restrictions or conditions attached to the shares represented by this certificate pursuant to the articles of the Corporation (the "Share Provisions"), the shares are subject to certain overriding purchase rights of 1325949 Ontario Inc. ("Subco"), a wholly-owned subsidiary of PRI Automation, Inc. ("PRI"), upon the proposed liquidation, dissolution or winding up of the Corporation and upon the proposed retraction by the holder or redemption by the Corporation of the shares represented hereby. Unless otherwise provided herein, all capitalized words used in this certificate which are defined in the Share Provisions have the meanings ascribed to such words in the Share Provisions.

         The holder hereof also has certain rights and is entitled to certain benefits pursuant to the Voting and Exchange Trust Agreement (the "Trust Agreement") among the Corporation, Subco, PRI and Montreal Trust Company of Canada (the "Trustee"), including the right to instruct the Trustee with respect to the exercise of (i) voting rights in respect of a share of special voting stock of PRI and (ii) the right to exchange the shares represented hereby for shares of common stock of PRI, pursuant to the terms and conditions of the Trust Agreement. The Corporation, PRI and Subco have entered into an agreement (the "Support Agreement") pursuant to which PRI and Subco agreed to take certain actions to ensure that the Corporation will be able to make certain payments and cause to be delivered common stock of PRI in satisfaction of the obligations of the Corporation under the rights, privileges, restrictions and conditions attaching to the shares represented hereby.

         Upon exchange or redemption of the shares represented by this certificate for shares of common stock of PRI, the certificate representing such shares of common stock of PRI shall also evidence and entitle the holder thereof to certain Rights as set forth in a Rights Agreement dated as of December 9, 1998, as it may be amended from time to time (the "Rights Agreement"), between PRI and State Street Bank and Trust Company, as Rights Agent, a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will not be evidenced by the certificate representing such shares of common stock of PRI. Rights beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights are null and void and non-transferable.

         The registered holder of the shares represented by this certificate is entitled to instruct the Trustee to vote, on a per share equivalent basis, the shares represented by this certificate and owned of record by the registered holder on the record date for any meeting at which holders of common stock of PRI are entitled to vote. If such instructions are not received by the Trustee by the time any such meeting is held, then such voting rights will not be exercised. The registered holder is also entitled to receive dividends, on a per share equivalent basis, in amounts (or property in the case of non-cash dividends) which are the same as, and which are payable at the same time as, dividends declared on common stock of PRI.

         The terms of the Share Provisions, Trust Agreement and Rights Agreement are incorporated herein by reference and a copy thereof will be mailed to any holder without charge after receipt by the Corporation of a written request therefor.

-------------------------------------------------------------------------------------------------------------------------

                              SHARE TRANSFER POWER

                                                                                Please insert social insurance number of
                                                                                               transferee, if applicable

For value received, the undersigned hereby sells, assigns and transfers unto
  -----------------------------------------------------------------------------------------------------------------------
           (Please print or typewrite name and address of transferee)
                                                             shares represented by
   --------------------------------------------------------
this certificate,


and does hereby irrevocably constitute and appoint attorney to transfer the said shares on the registers of the within named Corporation with full power of substitution in the premises.

   ------------------------------------------   ---------------------------          ------------------------
                   (Date)                        (Signature of Shareholder)          (Guarantee of Signature)
-------------------------------------------------------------------------------------------------------------------------

                              NOTICE OF RETRACTION

         To the Corporation, PRI and Subco
         c/o Montreal Trust Company of Canada (the "Transfer Agent")

         Pursuant to Article 6 of the Share Provisions the undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem on the Retraction Date in accordance with Article 6 of the Share Provisions:

/ /        all shares represented by this certificate; or
/ /                                               shares only.
         ---------------------------------------

         The undersigned hereby notifies the Corporation that the Retraction
Date shall be             . NOTE: The Retraction Date must be a Business Day
and must not be less than five Business Days nor more than 10 Business Days after the date upon which this notice and the accompanying shares are received by the Corporation. In the event that no such business day is correctly specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this notice is received by the Corporation.

         The undersigned acknowledges the Retraction Call Right of Subco to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Subco in accordance with the Retraction Call Right on the Retraction Date for a price per share equal to the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If Subco determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Subco, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of liquidity or solvency requirements or other provisions of applicable law, the Corporation is unable to redeem all Retracted Shares an Insolvency Event (as defined in the Trust Agreement) shall, to the extent it shall not theretofore have occurred, be deemed thereupon to have occurred, and the undersigned will be deemed to have exercised the Exchange Right (as defined in the Trust Agreement) so as to require Subco to purchase the unredeemed Retracted Shares.

         The undersigned hereby represents and warrants to the Corporation, PRI and Subco that the undersigned:
/ /      is (select one)
/ /      is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS NOT A NON-RESIDENT OF CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX WILL BE MADE FROM THE AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE REDEMPTION OR PURCHASE OF THE RETRACTED SHARES.

         The undersigned hereby represents and warrants to the Corporation, PRI and Subco that the undersigned has full power and authority to give this notice and that the acquirer will acquire good title to the shares represented by this certificate to be acquired, free and clear of all liens, claims, encumbrances, security interests and adverse claims and interests.


------------------     --------------------------     --------------------------
        (Date)         (Signature of Shareholder)      (Guarantee of Signature)

/ / Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of the Transfer Agent in Toronto, Ontario, failing which the securities and any cheque(s) or other non-cash assets will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Corporation may require, must be deposited with the Transfer Agent at its principal transfer office in Toronto, Ontario. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque(s) or other non-cash assets resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed and all exigible transfer taxes are paid.

----------------------------------------------------------------------------------- -------------------------------------

Name of Person in Whose Name  Securities or Cheque(s) or Other Non-Cash Assets Are  Date
to Be Registered, Issued or Delivered (please print)

----------------------------------------------------------------------------------- -------------------------------------

Street Address or P.O. Box                                                          Signature of Shareholder

----------------------------------------------------------------------------------- -------------------------------------

City - Province                                                                     Signature Guaranteed By

----------------------------------------------------------------------------------- -------------------------------------

NOTE: If the notice of retraction is for less than all of the shares represented by this certificate, a certificate representing the remaining shares will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power hereon is duly completed in respect of such shares.

U.S. Residents/Citizens must provide their Taxpayer Identification Number here:

           NOTICE OF EXERCISE OF EXCHANGE RIGHT UPON INSOLVENCY EVENT

         To the Corporation, the Trustee and Subco

         In accordance with, and subject to, the Trust Agreement, the undersigned hereby instructs the Trustee to exercise the Exchange Right (as defined in the Trust Agreement) upon the occurrence and during continuance of an Insolvency Event (as defined in the Trust Agreement) so as to require Subco to purchase from the undersigned:

/ /      all shares represented by this certificate; or
/ /                                          shares only.
         ------------------------------------
         The undersigned hereby represents and warrants to the Corporation, PRI and Subco that the undersigned:
/ /      is       (select one)
/ /      is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). THE UNDERSIGNED ACKNOWLEDGES THAT IN THE ABSENCE OF AN INDICATION THAT THE UNDERSIGNED IS NOT A NON-RESIDENT OF CANADA, WITHHOLDING ON ACCOUNT OF CANADIAN TAX WILL BE MADE FROM THE AMOUNTS PAYABLE TO THE UNDERSIGNED ON THE PURCHASE OF THE RETRACTED SHARES.

         The undersigned hereby represents and warrants to the Corporation and Subco that the undersigned has full power and authority to give this notice and that Subco will acquire good title to the shares represented by this certificate to be acquired, free and clear of all liens, claims, encumbrances, security interests and adverse claims and interests.


--------------     --------------------------       ----------------------------
     (Date)        (Signature of Shareholder)         (Guarantee of Signature)

/ / Please check box if the securities and any cheque(s) or other non-cash assets resulting from the exercise of the Exchange Right are to be held for pick-up by the shareholder at the principal transfer office of Montreal Trust Company of Canada in Toronto, failing which the securities and any cheque(s) or other non-cash assets will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Corporation may require, must be deposited with the Transfer Agent at its principal transfer office in Toronto, Ontario. The securities and any cheque(s) or other non-cash assets resulting from the exercise of the Exchange Right will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque(s) or other non-cash assets resulting from such exchange will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed and all exigible transfer taxes are paid.

----------------------------------------------------------------------------------- -------------------------------------
Name of Person in Whose Name  Securities or Cheque(s) or Other Non-Cash Assets Are  Date
to Be Registered, Issued or Delivered (please print)
----------------------------------------------------------------------------------- -------------------------------------

Street Address or P.O. Box                                                          Signature of Shareholder

----------------------------------------------------------------------------------- -------------------------------------

City - Province                                                                     Signature Guaranteed By

----------------------------------------------------------------------------------- -------------------------------------

NOTE: If the election to exchange is for less than all of the shares represented by this certificate, a certificate representing the remaining shares will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power hereon is duly completed in respect of such shares.

U.S. Residents/Citizens must provide their Taxpayer Identification Number here:

NOTICE: THE SIGNATURE TO THE SHARE TRANSFER POWER, NOTICE OF RETRACTION OR NOTICE OF EXERCISE OF EXCHANGE RIGHT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, TRUST COMPANY, MEMBER OF A RECOGNIZED STOCK EXCHANGE IN CANADA OR A MEMBER OF THE SECURITIES TRANSFER ASSOCIATION MEDALLION (STAMP) PROGRAM.